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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 2007
                                (March 15, 2007)

                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                      000-30045                 38-3518829
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)
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
300 PRESTON AVE., SUITE 302
 CHARLOTTESVILLE, VA 22902                                (434) 979-0724
   (Address of principal                         (Registrant's telephone number,
     executive offices)                                including area code)
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                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 15, 2007, Catuity Inc. (the "Company") entered into an employment agreement with Graham McStay. On January 30, 2007, Mr. McStay was appointed Chief Executive Officer and Managing Director of Loyalty Magic ("Loyalty Magic"), an Australian subsidiary of the Company. The following brief description of this employment agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as
Exhibit 10.1.

Mr. McStay's employment agreement with the Company is for an initial term commencing on March 15, 2007 and ending on March 14, 2010. The employment agreement is automatically renewable for successive one-year terms thereafter unless either party timely terminates the agreement. Pursuant to the employment agreement, Mr. McStay is paid an annual base salary of $180,000 AUD (approximately $142,000 USD), which will be at least reviewed annually by the Company's Chief Executive Officer and Board of Directors. In addition to his base salary, Mr. McStay is entitled to certain incentive-based compensation payable in shares of the Company's common stock if Loyalty Magic achieves certain performance criteria.

In addition, Mr. McStay is entitled to receive: (1) options to acquire 10,000 shares of the Company's common stock (the "Options") at an exercise price equal to the volume weighted average of the trading price of the Company's common stock on the Nasdaq Small Cap Market during the thirty calendar days preceding (and ending on) March 15, 2007. Twenty five percent of the Options will vest on each of March 15, 2007, 2008, 2009 and 2010; and (2) 15,000 shares of restricted stock (the "Restricted Stock"). One-half of the Restricted Stock will vest if Loyalty Magic achieves 100% of EBIT goals for 2007, subject to audit and one-half of the Restricted Stock will vest if Loyalty Magic achieves 100% of EBIT goals for 2008, subject to audit.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CATUITY INC.
                                        (Registrant)


                                        By /s/ Debra Hoopes
                                           -------------------------------------
                                           Debra Hoopes
                                           Senior Vice President and
                                           Chief Financial Officer

Date: March 19, 2007


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                                  EXHIBIT INDEX

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
EX NO.   DESCRIPTION
------   -----------
10.1     EMPLOYMENT AGREEMENT BETWEEN CATUITY INC. AND GRAHAM MCSTAY
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